                 SECURITIES RIGHTS AND RESTRICTIONS AGREEMENT


                                    Between


                            MICRON TECHNOLOGY, INC.



                                      and


                               INTEL CORPORATION


                         DATED AS OF OCTOBER 19, 1998

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

SECTION 1 - DEFINITIONS.....................................................   1

      1.1   Certain Definitions.............................................   1

SECTION 2 - STANDSTILL AND RELATED COVENANTS................................   5

      2.1   Paris Ownership of Milan Securities.............................   5
      2.2   Standstill Provisions...........................................   5
      2.3   Voting Trust....................................................   6
      2.4   Solicitation of Proxies.........................................   6
      2.5   Acts in Concert with Others.....................................   6
      2.6   Termination.....................................................   6

SECTION 3 - RESTRICTIONS ON TRANSFER OF SECURITIES;
            COMPLIANCE WITH SECURITIES LAWS.................................   7

      3.1   Restrictions on Transfer of Voting Securities of Milan..........   7
      3.2   Restrictive Legends.............................................   9
      3.3   Procedures for Certain Transfers................................  10
      3.4   Covenant Regarding Exchange Act Filings.........................  10
      3.5   Termination.....................................................  11

SECTION 4 - REGISTRATION RIGHTS.............................................  11

      4.1   Demand Registration.............................................  11
      4.2   Shelf Registration..............................................  12
      4.3   Piggyback Registration..........................................  13
      4.4   Demand and Shelf Registration Procedures, Rights and Obligations  14
      4.5   Expenses........................................................  19
      4.6   Indemnification.................................................  20
      4.7   Issuances by Milan or Other Holders.............................  22
      4.8   Information by Paris............................................  22
      4.9   Market Standoff Agreements......................................  22
      4.10  Termination.....................................................  23

SECTION 5 - BOARD REPRESENTATION............................................  24

      5.1   Board of Directors..............................................  24

                               TABLE OF CONTENTS

                                  (continued)
                                                                            Page
                                                                            ----

      5.2   Termination.....................................................  24

SECTION 6 - MISCELLANEOUS...................................................  25

      6.1   Governing Law...................................................  25
      6.2   Successors and Assigns..........................................  25
      6.3   Entire Agreement; Amendment.....................................  25
      6.4   Notices and Dates...............................................  25
      6.5   Language Interpretation.........................................  26
      6.6   Table of Contents; Titles; Headings.............................  27
      6.7   Counterparts....................................................  27
      6.8   Severability....................................................  27
      6.9   Injunctive Relief...............................................  27
      6.10  Dispute Resolution..............................................  27

                 SECURITIES RIGHTS AND RESTRICTIONS AGREEMENT

     THIS SECURITIES RIGHTS AND RESTRICTIONS AGREEMENT (this "AGREEMENT") is made as of October 19, 1998, between MICRON TECHNOLOGY, INC., a Delaware corporation ("MICRON"), and INTEL CORPORATION, a Delaware corporation ("INTEL").

                                    RECITALS
                                    --------

     A. Intel has agreed to purchase from Micron, and Micron has agreed to sell to Intel, Class A Common Stock ("CLASS A COMMON STOCK") or, pending authorization and creation of the Class A Common Stock, stock rights (the "RIGHTS") to be issued by the Company pursuant to that certain Stock Rights Agreement, dated of even date herewith (the "STOCK RIGHTS AGREEMENT"), on the terms and conditions set forth in that certain Securities Purchase Agreement, dated October 15, 1998, by and between Micron and Intel (the "SECURITIES PURCHASE AGREEMENT"). The Rights are exchangeable for Class A Common Stock or Common Stock (the "COMMON STOCK") of the Company, and the Class A Common Stock is convertible into Common Stock of the Company.

     B. The Securities Purchase Agreement provides for the execution and delivery of this Agreement at the closing of the transactions contemplated thereby.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and conditions herein and in the Securities Purchase Agreement, the parties hereto hereby agree as follows:

                                   SECTION 1

                                  DEFINITIONS

      1.1  Certain Definitions.  As used in this Agreement:
           -------------------

           (a) "AFFILIATE" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such other Person. For purposes of this definition, "CONTROL" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing. Notwithstanding the above, unless expressly provided to the contrary herein, the term Affiliate shall exclude officers, directors and any employee benefit plan or pension plan of a Person.

           (b) "BENEFICIAL OWNERSHIP" or "beneficial owner" has the meaning provided in Rule 13d-3 promulgated under the Exchange Act. References to ownership of Voting Securities hereunder mean beneficial ownership.

           (c) "CLASS A COMMON STOCK" has the meaning set forth in paragraph A of the Recitals hereto.

           (d) "COMMON STOCK" has the meaning set forth in paragraph A of the Recitals hereto.

           (e) "CHANGE IN CONTROL OF MICRON" shall mean a merger, consolidation or other business combination or the sale of all or substantially all of the assets of Micron (other than a transaction pursuant to which the holders of the voting stock of Micron outstanding immediately prior to such transaction have the entitlement to exercise, directly or indirectly, fifty percent (50%) or more of the Total Voting Power of the continuing, surviving entity or transferee immediately after such transaction).

           (f)  "DEMAND REGISTRATION STATEMENT" has the meaning set forth in
Section 4.1(a).

           (g)  "DEMAND REQUEST" has the meaning set forth in Section 4.1(a).

           (h) "DEMAND/TRANCHE MANAGING UNDERWRITERS" has the meaning set forth in Section 4.4(c).

           (i)  "DEMAND/TRANCHE MARKET CUT-BACK" has the meaning set forth in
Section 4.4(d).

           (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           (k) "GROUP" or "GROUP" shall have the meaning provided in Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder, but shall exclude any institutional underwriter purchasing Voting Securities of Micron in connection with an underwritten registered offering for purposes of a distribution of such securities.

           (l) "HEDGING TRANSACTIONS" means engaging in short sales and the purchase and sale of puts and calls and other derivative securities, so long as Intel retains beneficial ownership of the Shares.

           (m)  "INDEMNIFIED PARTY" has the meaning set forth in Section 4.6(c).

           (n)  "INDEMNIFYING PARTY" has the meaning set forth in Section
4.6(c).

           (o)  "INTEL POOLING TRANSACTION LOCK-UP" has the meaning set forth in
Section 4.9(a).

           (p)  "INTEL PUBLIC OFFERING LOCK-UP" has the meaning set forth in
Section 4.9(a).

           (q)  "MICRON PUBLIC OFFERING LOCK-UP" has the meaning set forth in
Section 4.9(b).

           (r) "PERSON" shall mean any person, individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

           (s) "PIGGYBACK MARKET CUT-BACK" has the meaning set forth in Section 4.3(c).

           (t)  "PIGGYBACK REGISTRABLE SECURITIES" has the meaning set forth in
Section 4.3(a).

           (u)  "PIGGYBACK REGISTRATION STATEMENT" has the meaning set forth in
Section 4.3(a).

           (v)  "PIGGYBACK REQUEST" has the meaning set forth in Section 4.3(a).

           (w)  "PIGGYBACK UNDERWRITING AGREEMENT" has the meaning set forth in
Section 4.3(b).

           (x) "QUALIFIED SUBSIDIARY" shall mean a corporation or other Person at least 90% of the outstanding Voting Securities of which are owned, directly or indirectly, by Intel.

           (y) "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

           (z) "REGISTRABLE SECURITIES" means (i) the (1) all the shares of Common Stock of the Company issued or issuable upon exercise or conversion of the Rights or the Class A Common Stock and (2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any such securities described in clause (1) of this subsection (w). Notwithstanding the foregoing, Registrable Securities shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 4 are not assigned in accordance with this Agreement or any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, in a registered offering, or otherwise.

           (aa) "REGISTRATION EXPENSES" has the meaning set forth in Section 4.5(a).

           (bb) "RESTRICTED SECURITIES" has the meaning set forth in Section 3.3(a).

           (cc) "RIGHTS" has the meaning set forth in paragraph A of the recitals hereto.

           (dd) "SECURITIES ACT" means the Securities Act of 1933, as amended.

           (ee) "SECURITIES PURCHASE AGREEMENT" has the meaning set forth in paragraph A of the Recitals hereto.

           (ff) "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

           (gg) "SHARES" means the shares of Common Stock of the Company issued or issuable upon exercise or conversion of the Rights or the Class A Common Stock.

           (hh) "SHELF REGISTRABLE SECURITIES" has the meaning set forth in
Section 4.2(a).

           (ii) "SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 4.2(a).

           (jj) "SHELF REQUEST" has the meaning set forth in Section 4.2(a).

           (kk) "STOCK RIGHTS AGREEMENT" has the meaning set forth in paragraph A of the Recitals hereto.

           (ll) "SUSPENSION CONDITION" has the meaning set forth in Section 4.4(f).

           (mm) "TRANCHE REGISTRABLE SECURITIES" has the meaning set forth in
Section 4.2(b).

           (nn) "TRANCHE REQUEST" has the meaning set forth in Section 4.2(b).

           (oo) "TRANSACTION RELATED SECURITIES" means (i) Shares, (ii) shares of Class A Common Stock issued or issuable upon exercise or conversion of the Rights, (iii) the Rights and (iv) shares of Common Stock and other securities of the Company issued as (or issuable upon conversion or exercise of any warrant, right or other security as) a dividend or other distribution with respect to or in exchange for or in replacement of, or upon conversion or exercise of any such securities.

           (pp) "VOTING SECURITIES" means (i) all securities of Micron, entitled, in the ordinary course, to vote in the election of directors of Micron and (ii) for the purposes of this Agreement only, all securities of Micron, directly or indirectly, convertible into or exchangeable or exercisable for shares of Common Stock (including the Rights), the Voting Power of which shall be deemed equal to the number of shares of Common Stock, directly or indirectly, issuable upon the conversion, exchange or exercise of such securities. Voting Securities shall not include stockholder rights or other comparable securities having Voting Power only upon the happening of a trigger event or comparable contingency and which can only be transferred together with the Voting Securities to which they attach. References herein to meetings of holders of Voting Securities shall include meetings of any class or type thereof,

           (qq) "VOTING POWER" or "TOTAL VOTING POWER" of Micron (or any other corporation) refer to the votes or total number of votes which at the time of calculation may be cast in the election of directors of Micron (or such corporation) at any meeting of stockholders of Micron (or such corporation) if all securities entitled to vote in the election of directors of Micron (or such corporation) were present and voted at such meeting; provided that for purposes of references herein made to any Person's "Voting Power" or percentage beneficial ownership of "Total Voting Power," any rights (other than rights referred to in any rights plan of Micron (or any such other corporation) or a successor to such rights plan so long as such rights can only be transferred together with the Voting Securities to which they attach) of such Person to acquire Voting Securities (whether or not the exercise of any such right shall be conditioned upon the passage of time or any other contingency) shall be deemed to have been exercised in full.

           (rr) "180-DAY LIMITATION" has the meaning set forth in Section
4.4(a).

     All capitalized terms used and not defined herein shall have the respective meanings assigned to such terms in the Securities Purchase Agreement.

                                   SECTION 2


                        STANDSTILL AND RELATED COVENANTS

     2.1   Intel Ownership of Micron Securities.  On the date hereof, and
           ------------------------------------
without giving effect to the transactions contemplated by the Securities Purchase Agreement, neither Intel nor any Affiliate of Intel beneficially owns any Voting Securities of Micron, other than Voting Securities held in equity index funds or by employee benefit plans or pension plans.

     2.2   Standstill Provisions.
           ---------------------

           (a) Intel shall not acquire, directly or indirectly, and shall not cause or permit any Affiliate of Intel to acquire, directly or indirectly (through market purchases or otherwise), record or beneficial ownership of any Voting Securities of Micron representing, when taken together with all securities owned by such Persons, in excess of a percentage greater than nineteen and ninety nine hundredths (19.99%) (the "STANDSTILL PERCENTAGE") of the Total Voting Power of Micron without the prior written consent of Micron's Board of Directors; provided, however, that the prior written consent of the Board of Directors of Micron shall not be required for the acquisition of any Voting Securities of Micron pursuant to the conversion of any of the shares of Class A Common Stock or the exercise of any of the Rights or resulting from a stock split, stock dividend or similar recapitalization by Micron. Nothing contained in this Section 2.2 shall adversely affect any right of Intel to acquire record or beneficial ownership of Voting Securities of Micron pursuant to any rights plan instituted by Micron. Ownership of Voting Securities by employee benefit plans or pension plans shall not be beneficial ownership by Intel for purposes of this Section 2.2.

           (b) Intel and its Affiliates will not be obliged to dispose of any Voting Securities to the extent that the aggregate percentage of the Total Voting Power of Micron represented by Voting Securities beneficially owned by Intel and its Affiliates or which Intel and its Affiliates has a right to acquire is increased beyond the Standstill Percentage (i) as a result of a recapitalization of Micron or a repurchase or exchange of securities by Micron or its Affiliates; (ii) as a result of an equity index transaction, provided that Intel and its Affiliates shall not vote such shares; (iii) by way of stock dividends or other distributions or rights or offerings made available to holders of shares of Voting Securities generally; or (iv) with the prior written consent of Micron's Board of Directors.

     2.3   Voting Trust.  Intel shall not, and shall not cause or permit any
           ------------
Affiliate of Intel to, deposit any Voting Securities of Micron in a voting trust or, except as otherwise provided herein, subject any Voting Securities of Micron to any arrangement or agreement with respect to the voting of such Voting Securities of Micron.

     2.4   Solicitation of Proxies. Without the prior written consent of
           -----------------------
Micron's Board of Directors, Intel shall not, and shall not cause or permit any Affiliate of Intel to, directly or indirectly (i) initiate, propose or otherwise solicit Micron stockholders for the approval of one or more stockholder proposals with respect to Micron or induce or attempt to induce any other Person to initiate any stockholder proposal, (ii) make, or in any way participate in, any "SOLICITATION" of "PROXIES" (as such terms are defined or used in Regulation 14a-1 under the Exchange Act) with respect to any Voting Securities of Micron, or become a "PARTICIPANT" in any "ELECTION CONTEST" (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act), with respect to Micron or
(iii) call or seek to have called any meeting of the holders of Voting Securities of Micron.

     2.5   Acts in Concert with Others.  Except as contemplated herein, Intel
           ---------------------------
shall not, and shall not cause or permit any Affiliate of Intel to, participate in the formation of any Person which owns or seeks to acquire beneficial ownership of, or otherwise acts in concert in respect of the voting or disposition of, Voting Securities of Micron. Without limiting the generality of the foregoing, and except as contemplated herein, Intel shall not, and shall not cause or permit any Affiliate of Intel to: (i) join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any third person, for the purpose of acquiring, holding, or disposing of Voting Securities of Micron; (ii) seek election to or seek to place a representative on the Board of Directors of Micron; (iii) seek the removal of any member of the Board of Directors of Micron; (iv) otherwise seek control of the management, Board of Directors or policies of Micron; (v) solicit, propose or seek to effect any form of business combination transaction with Micron or any Affiliate thereof, or any restructuring, recapitalization or similar transaction with respect to Micron or any Affiliate thereof; (vi) solicit, make or propose or announce an intent to make, any tender offer or exchange offer for any Voting Securities of Micron; (vii) disclose an intent, purpose, plan or proposal with respect to Micron or any Voting Securities of Micron inconsistent with the provisions of this Agreement, including an intent, purpose, plan or proposal that is conditioned on or would require Micron to waive the benefit of or amend any provision of this Agreement; or (vii) assist, participate in, or solicit any effort or attempt by any Person to do or seek to do any of the foregoing. Intel shall not, and shall not cause or permit any Affiliate of Intel to, make any recommendation or proposal to any Person to engage in any of the actions covered by Section 2.4 and this Section 2.5 hereof.

     2.6   Termination.  The provisions of this Section 2 shall terminate upon
           -----------
the earlier to occur of: (i) such time as Intel (together with all Affiliates of Intel) beneficially owns in the aggregate Voting Securities of Micron representing less than five percent (5%) of the Total Voting Power of Micron; or
(ii) the closing or other completion of a Change in Control of Micron.

                                   SECTION 3

                          RESTRICTIONS ON TRANSFER OF
                  SECURITIES; COMPLIANCE WITH SECURITIES LAWS

     3.1 Restrictions on Transfer of Voting Securities of Micron. Intel shall not, and shall not cause or permit any Affiliate of Intel to, directly or indirectly, offer to sell, contract to sell, make any short sale of, or otherwise sell, dispose of, loan, gift, pledge or grant any options or rights with respect to, any Transaction Related Securities of Micron, now or hereafter acquired, or with respect to which Intel (or any Affiliate of Intel) has or hereafter acquires the power of disposition (or enter into any agreement or understanding with respect to the foregoing), except, in the case of the Shares and shares of Class A Common Stock, as set forth in the following clauses (a) through (g), and, in the case of the Rights, as set forth in clause (a) and (b):

           (a) to Micron, or any Person or group approved in writing in advance by Micron's Board of Directors;

           (b) to any Qualified Subsidiary of Intel, so long as such subsidiary agrees in writing (in form reasonably acceptable to counsel for Micron) to hold such Voting Securities of Micron subject to all the provisions of this Agreement, and also agrees to transfer such Voting Securities of Micron to Intel or another Qualified Subsidiary of Intel if it ceases to be a Qualified Subsidiary of Intel;

           (c) pursuant to a public offering of Voting Securities of Micron registered under the Securities Act; provided, however, that such offering is structured to distribute such securities in accordance with procedures reasonably designed to ensure that beneficial ownership of the Voting Securities of Micron with aggregate Voting Power of more than five percent (5%) of the Total Voting Power of Micron then in effect shall not be transferred during such distribution to any single Person or group;

           (d) through a sale of Voting Securities of Micron pursuant to Rule 144 under the Securities Act; provided, however, that any such sale (i) complies with the manner of sale provisions under paragraph (f) of Rule 144 or (ii) is of securities with Voting Power aggregating less than five percent (5%) of the Total Voting Power of Micron and is not made knowingly directly or indirectly to: (A) any Person or group which has theretofore filed a Schedule 13D with the SEC with respect to any class of "EQUITY SECURITY" (as defined in Rule 13a11-1 under the Exchange Act) of Micron and which, at the time of such sale, continues to reflect beneficial ownership in excess of five percent (5%) of the Total Voting Power of Micron; (B) any Person or group known to Intel (without inquiry or investigation) to beneficially own in excess of five percent (5%) of any Voting Securities of Micron or to be accumulating stock on behalf of or acting in concert with any such Person or group or a Person or group contemplated by clause (A) above; or (C) any Person or group that has announced or commenced an unsolicited offer for any Voting Securities of Micron or publicly initiated, proposed or otherwise solicited Micron stockholders for the approval of one or more stockholder proposals with respect to Micron or publicly made, or in any way participated in, any "SOLICITATION" of "PROXIES" (as such terms are defined or used in Regulation 14A under the Exchange Act) with respect to any Voting Securities of Micron, or become a "PARTICIPANT" in any "ELECTION CONTEST" (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act);

           (e) pursuant to any private sale of Voting Securities of Micron exempt from the registration requirements under the Securities Act, provided that no such sale may be made to any Person or group which, after giving effect to such sale, will beneficially own or have the right to acquire Voting Securities of Micron with aggregate Voting Power of more than five percent (5%) of the Total Voting Power of Micron unless such Person or group is an institutional investor that acquires such Voting Securities solely for investment, in which case the total number of Voting Securities that may be sold to such Person or group shall be limited so that such Person or group shall not own or have the right to acquire more than ten percent (10%) of the Total Voting Power of Micron after giving effect to the proposed sale; and, provided, further, that, if such securities are "restricted securities" as defined in Rule 144, any such purchaser (and any transferee of such purchaser) shall agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 3, and it will be a condition precedent to the effectiveness of any such transfer that Intel shall have delivered to Micron a written agreement of such purchaser to that effect in form and substance reasonably satisfactory to Micron (which may contain a representation by such purchaser as to the beneficial ownership of Voting Securities of Micron, which may be relied upon by Intel (absent actual knowledge to the contrary) for purposes of compliance with the applicable requirements of this Section 3.1(e));

           (f) in response to an offer to purchase or exchange for cash or other consideration any Voting Securities, in any case which is not opposed by the Board of Directors of Micron within the time such Board is required, pursuant to regulations under the Exchange Act, to advise the stockholders of Micron of such Board's position with respect to such offer, or, if no such regulations are applicable, within ten (10) business days of the commencement of such offer, or pursuant to a merger, consolidation or other business combination involving Micron approved by the Board of Directors of Micron; or

           (g) subject to Micron's prior consent (which shall not be unreasonably withheld), pursuant to bona fide pledges of such Voting Securities to institutional lenders (provided that the number of such lenders to which, or for the benefit of which, such pledges may be made, shall not exceed twenty (20) in the aggregate), to secure a loan, guarantee, letter of credit facility or other indebtedness or financial support; provided that each such lender to which, or for the benefit of which, such pledge is made agrees in writing to hold such Voting Securities subject to all provisions of this Agreement, including the limitations on any sale or other disposition of such Voting Securities.

           Nothing in this Section 3.1 shall be construed to prohibit Hedging Transactions with respect to securities of Micron provided that such transactions do not result in non-compliance with the foregoing restrictions insofar such provisions relate to, and are limited in their application to, the Transaction Related Securities.

     3.2   Restrictive Legends.
           -------------------

           (a)  The certificate or certificates representing the (i) the Shares,
(ii) the Rights, (iii) any shares of Class A Common Stock issued or issuable upon exercise or conversion of the Rights and (iv) any securities issued in respect of the foregoing as a result of any stock split, stock dividend, recapitalization, reclassification or similar transaction (collectively, the "RESTRICTED SECURITIES") shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION.

           (b) The certificate or certificates representing the Restricted Securities also shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT
     TO RESTRICTIONS ON TRANSFER, INCLUDING ANY SALE, PLEDGE OR OTHER HYPOTHECATION, SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND INTEL CORPORATION, A COPY OF WHICH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

           (c) The certificate or certificates representing the Rights also shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO PROVISIONS OF THE STOCK RIGHTS AGREEMENT WHICH CONTAINS CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RIGHTS AND OBLIGATIONS. COPIES OF THE STOCK RIGHTS AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER

     OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

           (d) The certificate or certificates representing shares of Class A Common Stock also shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO PROVISIONS OF THE COMPANY'S CERTIFICATE OF INCORPORATION WHICH CONTAINS CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RIGHTS AND OBLIGATIONS. COPIES OF THE CERTIFICATE OF INCORPORATION MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

     3.3   Procedures for Certain Transfers.
           --------------------------------

           (a) The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 3.

           (b) Prior to any proposed transfer of any Restricted Securities pursuant to Sections 3.1(a), (b), (e) and (g) hereof, Intel shall give written notice to Micron of its intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either: (i) a written opinion of legal counsel (including in-house counsel), who shall be reasonably satisfactory to Micron, addressed to Micron and reasonably satisfactory in form and substance to Micron's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act; or
(ii) a "no action" letter from the SEC and a copy of any request by Intel (together with all supplements or amendments thereto), which shall have been provided to Micron at or prior to the time of first delivery to the SEC's staff, to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon Intel shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by Intel to Micron.

           (c) In connection with any proposed transfer of Restricted Securities pursuant to Section 3.1(d) hereof, Intel shall comply with all applicable requirements of Rule 144 under the Securities Act and the reasonable requirements of Micron's transfer agent with respect to sales of Restricted Securities pursuant to Rule 144.

           (d) Each certificate evidencing the Restricted Securities transferred as herein provided (other than a transfer pursuant to Section 3.1(c)) shall bear the appropriate restrictive legend set forth (or described) in Section 3.3(a) above, except that such certificate shall not bear such restrictive legend if: (i) in the opinion of counsel for Micron, such legend is not required in order to establish compliance with any provisions of the Securities Act; (ii) the Restricted Securities have been held by the holder for more than two years, and the holder represents to counsel for Micron that it has not been an "AFFILIATE" (as such term is defined for purposes of Rule 144) of Micron during the three-month period prior to the sale and shall not become an affiliate (as such term is defined for purposes of Rule 144) of Micron without resubmitting the Restricted Securities for reimposition of the legend; or (iii) the Restricted Securities have been sold pursuant to Rule 144 and in compliance with Section 3.1(d). In addition, each certificate evidencing the Restricted Securities transferred pursuant to this
Section 3 (other than transfers pursuant to Sections 3.1(c) and 3.1(d) hereof) shall bear the legend set forth in Section 3.2(b) above.

     3.4   Covenant Regarding Exchange Act Filings.  With a view to making
           ---------------------------------------
available to Intel the benefits of Rule 144 promulgated under the Securities Act, and any other rules or regulations of the SEC which may at any time permit Intel to sell any Restricted Securities without registration, until the date of termination of this Agreement, Micron agrees to use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required to be filed under the Exchange Act.

     3.5   Termination. The provisions of this Section 3 (other than Sections
           -----------
3.2 and 3.3) shall terminate upon the later to occur of: (i) the fifth anniversary date of this Agreement and (ii) such time as Intel (together with all Affiliates of Intel) beneficially owns in the aggregate Voting Securities of Micron representing less than five percent (5%) of the Total Voting Power of Micron or upon the closing or other completion of a Change in Control of Micron.

                                   SECTION 4

                              REGISTRATION RIGHTS


     4.1   Demand Registration.
           -------------------

           (a) If at any time after March 31, 1999, Micron shall receive from Intel a written request (a "DEMAND REQUEST") that Micron register on Form S-3 under the Securities Act (or if such form is not available, any registration statement form then available to Micron) Registrable Securities equal to at least the lesser of two percent (2%) of the Voting Securities outstanding on the date of such Demand Request and securities having an aggregate market value of in excess of $100 million on such date, then Micron shall use commercially reasonable efforts to cause the Registrable Securities specified in such Demand Request (THE "DEMAND REGISTRABLE SECURITIES") to be registered as soon as reasonably practicable so as to permit the offering and sale thereof and, in connection therewith, shall prepare and file with the SEC as soon as practicable after receipt of such Demand Request, a registration statement (a "DEMAND REGISTRATION STATEMENT") to effect such registration; provided, however, that each such Demand Request shall: (i) specify the number of Demand Registrable Securities intended to be offered and sold by Intel pursuant thereto (which number of Demand Registrable Securities shall not be less than the lesser of two percent (2%) of the Registrable Securities outstanding on the date of such Demand Request and securities having an aggregate market value of in excess of $100 million on such date); (ii) express the present intention of Intel to offer or cause the offering of such Demand Registrable Securities pursuant to such Demand Registration Statement, (iii) describe the nature or method of distribution of such Demand Registrable Securities pursuant to such Demand Registration Statement (including, in particular, whether Intel plans to effect such distribution by means of an underwritten offering or other method); and (iv) contain the undertaking of Intel to provide all such information and materials and take all such actions as may be required in order to permit Micron to comply with all applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder, and to obtain any desired acceleration of the effective date of such Demand Registration Statement.

           (b) The procedures to be followed by Micron and Intel, and the respective rights and obligations of Micron and Intel, with respect to the preparation, filing and effectiveness of Demand Registration Statements and the distribution of Demand Registrable Securities pursuant to Demand Registration Statements under this Section 4.1 are set forth in Section 4.4 hereof.

     4.2   Shelf Registration.
           ------------------

           (a) If at any time after March 31, 1999, Micron shall receive from Intel a written request (a "SHELF REQUEST") that Micron register pursuant to Rule 415(a)(1)(i) under the Securities Act (or any successor rule with similar effect) a delayed offering of all Registrable Securities held by Intel, then Micron shall use commercially reasonable efforts to cause the Registrable Securities specified in such Shelf Request (the "SHELF REGISTRABLE SECURITIES") to be registered as soon as reasonably practicable so as to permit the sale thereof and, in connection therewith, shall (i) prepare and file with the SEC as soon as practicable after receipt of such Shelf Request, a shelf registration statement on Form S-3 relating to such Shelf Registrable Securities, if such Form S-3 is available for use by Micron (or any successor form of registration statement to such Form S-3), to effect such registration (a "SHELF REGISTRATION STATEMENT"), to enable the distribution of such Shelf Registrable Securities; provided, however, that each such Shelf Request shall: (i) express the intention of Intel to offer or cause the offering of such Shelf Registrable Securities pursuant to such Shelf Registration Statement on a delayed basis in the future;
(ii) describe the nature or method of the proposed offer and sale of such Shelf Registrable Securities pursuant to such Shelf Registration Statement (including, in particular, whether Intel plans to effect such distribution by means of an underwritten offering or other method); and (iii) contain the undertaking of Intel to provide all such information and materials and take all such actions as may be required in order to permit Micron to comply with all applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder, and to obtain any desired acceleration of the effective date of such Shelf Registration Statement. Intel shall not be entitled to make more than one Shelf Request during any three hundred sixty-five (365) day period.

           (b) It is expressly agreed by the parties that the sole purpose of Micron filing and maintaining an effective a Shelf Registration Statement for the delayed offering of Shelf Registrable Securities by Intel is to make the process of distributing Registrable Securities by Intel more convenient for both parties by reducing or eliminating the need to file a new Demand Registration

Statement each time that Intel decides to sell Registrable Securities. After a Shelf Registration Statement has been declared effective under the Securities Act by the SEC, then, upon the written request of Intel (a "TRANCHE REQUEST"), Micron shall prepare such amendments to such Shelf Registration Statement (including post-effective amendments), if any, and such amendments or supplements to the prospectus relating to the Registrable Securities to be offered thereunder pursuant to such Tranche Request (the "TRANCHE REGISTRABLE SECURITIES"), as is necessary to facilitate the distribution of such Tranche Registrable Securities pursuant to such Tranche Request; provided, however, that such Tranche Request shall: (i) specify the number of Tranche Registrable Securities intended to be offered and sold by Intel pursuant thereto (which number of Tranche Registrable Securities shall not be less than the lesser of two percent (2%) of the Voting Securities outstanding on the date of such Tranche Request and securities having an aggregate market value of in excess of $100 million on such date); (ii) express the present intention of Intel to offer or cause the offering of such Tranche Registrable Securities pursuant to the Shelf Registration Statement, (iii) describe the nature or method of distribution of such Tranche Registrable Securities pursuant to the Shelf Registration Statement (including, in particular, whether Intel plans to effect such distribution by means of an underwritten offering or other method); and
(iv) contain the undertaking of Intel to provide all such information and materials and take all such actions as may be required in order to permit Micron to comply with all applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder.

           (c) The procedures to be followed by Micron and Intel, and the respective rights and obligations of Micron and Intel, with respect to the preparation, filing and effectiveness of Shelf Registration Statements and the distribution of Tranche Registrable Securities pursuant to Shelf Registration Statements under this Section 4.2 are set forth in Section 4.4 hereof.

     4.3   Piggyback Registration.
           ----------------------

           (a) If at any time after March 31, 1999, Micron shall determine to register any of its equity or equity-linked securities (other than registration statements relating to (i) employee, consultant or distributor compensation or incentive arrangements (including employee benefit plans), (ii) acquisitions or any transaction or transactions under Rule 145 under the Securities Act (or any successor rule with similar effect), (iii) distributions by principal stockholders, their Affiliates or transferees (unless consented to by such principal stockholders, Affiliates or transferees), or (iv) pursuant to Rule 415 under the Securities Act), then Micron will promptly give Intel written notice thereof and include in such Micron-initiated, non-shelf, registration statement (a "PIGGYBACK REGISTRATION STATEMENT"), and in any underwriting involved therein, all Registrable Securities (the "PIGGYBACK REGISTRABLE SECURITIES") specified in a written request made by Intel (a "PIGGYBACK REQUEST") within five
(5) business days after receipt of such written notice from Micron; provided, however, that nothing in this Section 4.3(a), or any other provision of this Agreement, shall be construed to limit the absolute right of Micron, for any reason and in its sole discretion: (i) to delay, suspend or terminate the filing of any Piggyback Registration Statement; (ii) to delay the effectiveness of any Piggyback Registration Statement; (iii) to terminate or reduce the number of Piggyback Registrable Securities to be distributed pursuant to any Piggyback Registration Statement

(including, without limitation, pursuant to Section 4.3(c) hereof); or (iv) to withdraw such Piggyback Registration Statement.

           (b) If the Piggyback Registration Statement of which Micron gives notice is for an underwritten offering, Micron shall so advise Intel as a part of the written notice given pursuant to Section 4.3(a). In such event, the right of Intel to registration pursuant to this Section 4.3 shall be conditioned upon the agreement of Intel to participate in such underwriting and in the inclusion of such Piggyback Registrable Securities in the underwriting to the extent provided herein. Intel shall (together with Micron and any other holders distributing securities in such Piggyback Registration Statement, if any) enter into an underwriting agreement (the "PIGGYBACK UNDERWRITING AGREEMENT") in customary form with the underwriter or underwriters selected for such underwriting by Micron.

           (c) Notwithstanding any other provision of this Agreement, if the managing underwriters of any underwritten offering pursuant to a Piggyback Request determine, in their sole discretion that, after including all the shares to be offered by Micron and all the shares of any other Persons entitled to registration rights with respect to such Piggyback Registration Statement (pursuant to other agreements with Micron), marketing factors require a limitation of the number of Piggyback Registrable Securities to be underwritten, the managing underwriters of such offering may exclude any and all of the Piggyback Registrable Securities, provided that such cut-back is made pro rata with respect to any other securities proposed to be included in such registration statement pursuant to "piggy-back" registration rights (a "PIGGYBACK MARKET CUT-BACK"). If Intel disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to Micron and the managing underwriters. Any Piggyback Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such Piggyback Registration Statement.

           (d) Except to the extent specifically provided in this Section 4.3 hereof, the procedures to be followed by Micron and Intel, and the respective rights and obligations of Micron and Intel, with respect to the distribution of any Piggyback Registrable Securities by Intel pursuant to any Piggyback Registration Statement filed by Micron shall be as set forth in the Piggyback Underwriting Agreement, or any other agreement or agreements governing the distribution of such Piggyback Registrable Securities pursuant to such Piggyback Registration Statement.

     4.4   Demand and Shelf Registration Procedures, Rights and Obligations. The
           ----------------------------------------------------------------
procedures to be followed by Micron and Intel, and the respective rights and obligations of Micron and Intel, with respect to the preparation, filing and effectiveness of Demand Registration Statements and Shelf Registration Statements, respectively, and the distribution of Demand Registrable Securities and Tranche Registrable Securities, respectively, pursuant thereto, are as follows:

           (a) Intel shall not be entitled to make more than one Demand Request or Tranche Request during any one hundred eighty (180) day period (the "180-DAY LIMITATION"); provided, however, that (i) any Demand Request that: (A) does not result in the corresponding Demand Registration Statement being declared effective by the SEC; (B) is withdrawn by Intel following the imposition of a stop order by the SEC with respect to the corresponding Demand Registration Statement; (C) is withdrawn by Intel as a result of the exercise by Micron of its suspension rights pursuant to Sections 4.4(e) or (f) hereof; or
(D) is withdrawn by Intel as a result of a Demand/Tranche Market Cut-Back (as defined in Section 4.4(d) hereof); and (ii) any Tranche Request that: (A) is withdrawn by Intel following the imposition of a stop order by the SEC with respect to the corresponding Shelf Registration Statement; (B) is withdrawn by Intel as a result of the exercise by Micron of its suspension rights pursuant to Sections 4.4(e) or (f) hereof; or (C) s withdrawn by Intel as a result of a Demand/Tranche Market Cut-Back, shall not count for the purposes of determining compliance with the 180-Day Limitation. Any Demand Request or Tranche Request that is withdrawn by Intel for any reason other than as set forth in the previous sentence shall count for purposes of determining compliance with the 180-Day Limitation. Piggyback Requests shall not count for purposes of determining compliance with the 180-Day Limitation regardless of whether a Piggyback Registration Statement is filed, declared effective or withdrawn or whether any distribution of Piggyback Registrable Securities is effected, terminated or cut-back (pursuant to Section 4.3(c) hereof, or otherwise). Intel shall not be entitled to offer or sell any securities pursuant to a Demand Registration Statement or Shelf Registration Statement unless and until, following a Demand Request or a Tranche Request, as applicable, Micron has made all required filings with the SEC with respect to the distribution of Registrable Securities contemplated by such Demand Request or Tranche Request, as applicable, such filings have become effective and Micron has notified Intel of the foregoing and that no Suspension Condition then exists.

           (b) Micron shall use commercially reasonable efforts to cause each Demand Registration Statement and Shelf Registration Statement to be declared effective promptly and to keep such Demand Registration Statement and Shelf Registration Statement continuously effective until the earlier to occur of: (i) the sale or other disposition of the Registrable Securities so registered; (ii)
(X) in the case of a firmly committed, underwritten offering, sixty (60) days after (A) if pursuant to a Demand Registration Statement, the effective date of any Demand Registration Statement or (B) if pursuant to a Tranche Request, the date of the final prospectus used to confirm sales in connection with the underwritten offering of Tranche Registrable Securities, and (Y) in the case of all other plans of distribution, (A) if pursuant to a Demand Registration Statement, fifteen (15) business days after the effective date of such Demand Registration Statement or (B) if pursuant to a Tranche Request, fifteen (15) business days after the earlier of the effectiveness of the amendment to the Shelf Registration Statement or the filing of the amendment or supplement to the prospectus included in such registration statement required to facilitate such distribution and the date of the notice required by the last sentence of Section 4.4(a) hereof if no such amendment or supplement is so required; and (iii) the termination of Intel's registration rights pursuant to Section 4.10 hereof. Micron shall prepare and file with the SEC such amendments and supplements to each Demand Registration Statement and Shelf Registration Statement and each prospectus used in connection therewith as may be necessary to make and to keep such Demand Registration Statement and Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities proposed to be distributed pursuant to such Demand Registration Statement and Shelf Registration Statement until the earlier to occur of: (i) the sale or other disposition of the Registrable Securities so registered; (ii) (X) in the case of a firmly committed, underwritten offering, sixty (60) days after (A) if pursuant to a Demand Registration Statement, the effective date of any Demand Registration Statement or (B) if pursuant to a Tranche Request, the date of the final prospectus used to confirm sales in connection with the underwritten offering of Tranche Registrable Securities, and
(Y) in the case of all other plans of distribution, (A) if pursuant to a Demand Registration Statement, fifteen (15) business days after the effective date of such Demand Registration Statement or (B) if pursuant to a Tranche Request, fifteen (15) business days after the earlier of the effectiveness of the amendment to the Shelf Registration Statement or the filing of the amendment or supplement to the prospectus included in such registration statement required to facilitate such distribution and the date of the notice required by the last sentence of Section 4.4(a) hereof if no such amendment or supplement is so required; and (iii) the termination of Intel's registration rights pursuant to
Section 4.10 hereof.

           (c) In connection with any underwritten offering pursuant to a Demand Registration Statement or a Shelf Registration Statement which Intel has requested be underwritten, Micron, on the one hand, and Intel, on the other hand, shall each select one investment banking firm to serve as co-manager of such offering. The co-manager selected by Micron shall be subject to the prior approval of Intel, which approval shall not be unreasonably withheld, and the co-manager selected by Intel shall be subject to the prior approval of Micron, which approval shall not be unreasonably withheld. Each of the co-managers so selected by Micron and Intel are hereinafter collectively referred to as the "DEMAND/TRANCHE MANAGING UNDERWRITERS." The Demand/Tranche Underwriter selected by Intel shall be the lead Demand/Tranche Managing Underwriter, whose responsibilities shall include running the "books" for any offering. Micron shall, together with Intel, enter into an underwriting agreement with the Demand/Tranche Managing Underwriters, which agreement shall contain representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions under demand registration statements or shelf registration statements, as the case may be, and shall stipulate that the Demand/Tranche Managing Underwriters will receive equal commissions and fees and other remuneration in connection with the distribution of any Demand Registrable Securities or Tranche Registrable Securities thereunder.

           (d) Notwithstanding any other provision of this Agreement, in connection with any underwritten offering, the number of Demand Registrable Securities or Registrable Securities proposed to be distributed by Intel pursuant to any Demand Request or Tranche Request may be limited by the Demand/Tranche Managing Underwriters if such Demand/Tranche Managing Underwriters determine that the sale of such Demand Registrable Securities or Tranche Registrable Securities would significantly and adversely affect the market price of the Common Stock (a "DEMAND/TRANCHE MARKET CUT-BACK"). If Intel disapproves of the terms of any proposed underwritten offering under a Demand Registration Statement or a Shelf Registration Statement (including, without limitation, any reduction in the number of Demand Registrable Securities or Tranche Registrable Securities, as the case may be, to be sold by Intel thereunder pursuant to this Section 4.4(d)), Intel may elect to withdraw therefrom by written notice to Micron and the Demand/Tranche Managing Underwriters. Any Demand Registrable Securities excluded or withdrawn from such underwriting shall also be withdrawn from any applicable Demand Registration Statement.

           (e) Notwithstanding any other provisions of this Agreement, in the event that Micron receives a Demand Request, Shelf Request or Tranche Request at a time when Micron (i) shall have filed, or has a bona fide intention to file, a registration statement with respect to a proposed public offering of equity or equity-linked securities or (ii) has commenced, or has a bona fide intention to commence, a public offering of equity or equity-linked securities pursuant to an existing effective shelf or other registration statement, then Micron shall be entitled to suspend, for a period of up to ninety (90) days after the receipt by Micron of such Demand Request, Shelf Request or Tranche Request, the filing of any Demand Registration Statement or Shelf Registration Statement or the implementation of any Tranche Request.

           (f) Notwithstanding any other provision of this Agreement, in the event that Micron determines that: (i) non-public material information regarding Micron exists, the immediate disclosure of which would be significantly disadvantageous to Micron; (ii) the prospectus constituting a part of any Demand Registration Statement or Shelf Registration Statement covering the distribution of any Demand Registrable Securities or Tranche Securities contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) an offering of Demand Registrable Securities or Tranche Registrable Securities would materially interfere with any proposed material acquisition, disposition or other similar corporate transaction or event involving Micron (each of the events or conditions referred to in clauses (i), (ii) and (iii) of this sentence is hereinafter referred to as a "SUSPENSION CONDITION"), then Micron shall have the right to suspend the filing or effectiveness of any Demand Registration Statement or Shelf Registration Statement or to suspend any distribution of Demand Registrable Securities or Tranche Registrable Securities pursuant to any effective Demand Registration Statement or Shelf Registration Statement for so long as such Suspension Condition exists. Micron will as promptly as practicable provide written notice to Intel when a Suspension Condition arises and when it ceases to exist. Upon receipt of notice from Micron of the existence of any Suspension Condition, Intel shall forthwith discontinue efforts to: (i) file or cause any Demand Registration Statement or Shelf Registration Statement to be declared effective by the SEC (in the event that such Demand Registration Statement or Shelf Registration Statement has not been filed, or has been filed but not declared effective, at the time Intel receives notice that a Suspension Condition has arisen); or (ii) offer or sell Demand Registrable Securities or Tranche Registrable Securities (in the event that such Demand Registration Statement or Shelf Registration Statement has been declared effective at the time Intel receives notice that a Suspension Condition has arisen). In the event that Intel had previously commenced or was about to commence the distribution of Demand Registrable Securities or Tranche Registrable Securities pursuant to a prospectus under an effective Demand Registration Statement or Shelf Registration Statement, then Micron shall, as promptly as practicable after the Suspension Condition ceases to exist, make available to Intel (and to each underwriter, if any, participating in such distribution) an amendment or supplement to such prospectus. If so directed by Micron, Intel shall deliver to Micron all copies, other than permanent file copies then in Intel's possession, of the most recent prospectus covering such Demand Registrable Securities or Tranche Registrable Securities at the time of receipt of such notice.

           (g) Notwithstanding any other provision of this Agreement, Micron shall not be permitted to postpone (i) the filing or effectiveness of any Demand Registration Statement or Shelf Registration Statement or (ii) the distribution of any Demand Registrable Securities or Tranche Registrable Securities pursuant to an effective Demand Registration Statement or an effective Shelf Registration Statement pursuant to Sections 4.4(e), 4.4(f) or 4.9(a) hereof for an aggregate of more than one hundred thirty-five (135) days in any one hundred eighty day
(180) day period (including any market standoff periods applicable to Intel pursuant to Section 4.9(a) hereof); provided, however, that in the event that any Intel Pooling Transaction Lock-Up (as defined in Section 4.9(a) hereof) would expire by its terms on a date that would extend beyond the one hundred thirty-five (135) day limitation, then Micron shall have the right to (i) postpone the filing or effectiveness of any Demand Registration Statement or Shelf Registration Statement or (ii) the distribution of any Demand Registrable Securities or Tranche Registrable Securities pursuant to an effective Demand Registration Statement or an effective Shelf Registration Statement until such time as such Intel Pooling Transaction Lock-Up expires.

           (h) Micron shall promptly notify Intel of any stop order issued or, to Micron's knowledge, threatened to be issued by the SEC with respect to any Demand Registration Statement or Shelf Registration Statement as to which a Tranche Request is pending, and will use its best efforts to prevent the entry of such stop order or to remove it if entered at the earliest possible date.

           (i) Micron shall furnish to Intel (and any underwriters in connection with any underwritten offering) such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus), in conformity with the requirements of the Securities Act, as Intel (and such underwriters) shall reasonably request in order to effect the offering and sale of any Demand Registrable Securities or Tranche Registrable Securities to be offered and sold, but only while Micron shall be required under the provisions hereof to cause the Demand Registration Statement or Shelf Registration Statement pursuant to which such Demand Registrable Securities or Tranche Registrable Securities are intended to be distributed to remain current.

           (j) Micron shall use commercially reasonable efforts to register or qualify the Demand Registrable Securities and Tranche Registrable Securities covered by each Demand Registration Statement and Shelf Registration Statement, respectively, under the state securities or "blue sky" laws of such states as Intel shall reasonably request, maintain any such registration or qualification current, until the earlier to occur of: (i) the sale or other disposition of the Registrable Securities so registered; (ii) (X) in the case of a firmly committed, underwritten offering, sixty (60) days after (A) if pursuant to a Demand Registration Statement, the effective date of any Demand Registration Statement or (B) if pursuant to a Tranche Request, the date of the final prospectus used to confirm sales in connection with the underwritten offering of Tranche Registrable Securities, and (Y) in the case of all other plans of distribution, (A) if pursuant to a Demand Registration Statement, fifteen (15) business days after the effective date of such Demand Registration Statement or (B) if pursuant to a Tranche Request, fifteen (15) business days after the earlier of the effectiveness of the amendment to the Shelf Registration Statement or the filing of the amendment or supplement to the prospectus included in such registration statement required to facilitate such distribution and the date of the notice required by the last sentence of Section 4.4(a) hereof if no such amendment or supplement is so required; and (iii) the termination of Intel's registration rights pursuant to Section 4.10 hereof; provided, however, that Micron shall not be required to take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject or to qualify as a foreign corporation in any jurisdiction where Micron is not so qualified.

           (k) Micron shall furnish to Intel and to each underwriter engaged in an underwritten offering of Demand Registrable Securities or Tranche Registrable Securities, a signed counterpart, addressed to Intel or such underwriter, of (i) an opinion or opinions of counsel to Micron (with respect to Micron and securities law compliance by Micron) and (ii) a comfort letter or comfort letters from Micron's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as Intel or the managing underwriters may reasonably request.

           (l) Micron shall use commercially reasonable efforts to make appropriate members of its management reasonably available for due diligence purposes, "road show" presentations and analyst presentations in connection with any distributions of Demand Registrable Securities or Tranche Registrable Securities pursuant to a Demand Registration Statement or a Shelf Registration Statement.

           (m) Micron shall use commercially reasonable efforts to cause all Demand Registrable Securities and Tranche Registrable Securities to be listed on each securities exchange on which similar securities of Micron are then listed.

           (n) Micron shall make generally available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning three months after the effective date of any Demand Registration Statement relating to the distribution of Demand Registrable Securities or the date of any final prospectus used to confirm sales in connection with any offering of Tranche Registrable Securities, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

           (o) Micron shall take all such other actions either reasonably necessary or desirable to permit the Registrable Securities held by Intel to be registered and disposed of in accordance with the methods of disposition described herein.

     4.5    Expenses.
            --------
            (a) All of the out-of-pocket costs and expenses incurred by Micron in connection with any registration pursuant to Sections 4.1 and 4.2 (up to $100,000 in the case of a Demand Registration Statement, $75,000 in the case of a Shelf Registration Statement and $50,000 in the case of any amendments or supplements required in connection with a Tranche Request, plus, in all instances, the actual amount of any filing fees) shall (subject to Section 4.7) be borne by Intel; provided that Intel shall not be required to reimburse Micron for compensation of Micron's officers and employees, regular audit expenses, and normal corporate costs incurred in connection with such registration. The costs and expenses of any such registration shall include, without limitation, the reasonable fees and expenses of Micron's counsel and its accountants and all other out-of-pocket costs and expenses of Micron incident to the preparation, printing and filing of the registration statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such securities so registered under the securities or "blue sky" laws of various jurisdictions, the fees and expenses of Micron's transfer agent and all other costs and expenses of complying with the provisions of this Section 4 with respect to such registration (collectively, the "REGISTRATION EXPENSES").

           (b) Micron shall pay all Registration Expenses incurred by Micron in connection with any registration statements that are initiated pursuant to
Section 4.3 of this Agreement, other than incremental filing fees associated with the inclusion of the Registrable Securities in the registration statement. Intel shall pay all expenses incurred on its behalf with respect to any registration pursuant to Section 4.3, including, without limitation, any counsel for Intel and all underwriting discounts and selling commissions with respect to the Registrable Securities sold by it pursuant to such registration statement.

     4.6   Indemnification.
           ---------------

           (a) In the case of any offering registered pursuant to this Section 4, Micron hereby indemnifies and agrees to hold harmless Intel (and its officers and directors), any underwriter (as defined in the Securities Act) of Registrable Securities offered by Intel, and each Person, if any, who controls Intel or any such underwriter within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which any such Persons may be subject, under the Securities Act or otherwise, and to reimburse any of such Persons for any legal or other expenses reasonably incurred by them in connection with investigating any claims or defending against any actions, insofar as such losses, claims, damages or liabilities arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to this Section 4, the prospectus contained therein (during the period that Micron is required to keep such prospectus current), or any amendment or supplement thereto, or the omission or alleged omission to state therein (if so used) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or (b) any violation or alleged violation by Micron of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement, except insofar as such losses, claims, damages or liabilities arise out of or are (i) based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon information furnished to Micron in writing by Intel or any underwriter for Intel specifically for use therein, or (ii) made in any preliminary prospectus, and the prospectus contained in the registration statement as declared effective or in the form filed by Micron with the SEC pursuant to Rule 424 under the Securities Act shall have corrected such statement or omission and a copy of such prospectus shall not have been sent or otherwise delivered to such Person at or prior to the confirmation of such sale to such Person.

           (b) By requesting registration under this Section 4, Intel agrees, if Registrable Securities held by Intel are included in the securities as to which such registration is being effected, and each underwriter shall agree, in substantially the same manner and to substantially the same extent as set forth in the preceding paragraph, to indemnify and to hold harmless Micron and its directors and officers and each Person, if any, who controls Micron within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which any of such Persons may be subject under the Securities Act or otherwise, and to reimburse any of such Persons for any legal or other expenses incurred in connection with investigating or defending against any such losses, claims, damages or liabilities, but only to the extent it arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission of a material fact in any registration statement under which the Registrable Securities were registered under the Securities Act pursuant to this Section 4, any prospectus contained therein, or any amendment or supplement thereto, which was based upon and made in conformity with information furnished to Micron in writing by Intel or such underwriter expressly for use therein or (b) any violation or alleged violation by Intel of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement.

           (c) Each party entitled to indemnification under this Section 4.6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, provided, that that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, to the extent that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflict of interests between such Indemnified Party and any other party represented by such counsel in such proceeding], and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4 unless such failure resulted in actual material detriment to the Indemnifying Party. No Indemnifying Party, (i) in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, or (ii) shall be liable for amounts paid in any settlement if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

           (d) In order to provide for just and equitable contribution to joint liability under the Securities Act or the Exchange Act in any case in which either (i) any Person exercising rights under this Agreement, or any controlling person of any such Person, makes a claim for indemnification pursuant to this
Section 4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4 provides for indemnification in such case, or (ii) contribution under the Securities Act or the Exchange Act may be required on the part of any such selling Person or any such controlling Person in circumstances for which indemnification is provided under this Section 4; then, and in each such case, Micron and such Person will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Person is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and Micron and other selling Persons are responsible for the remaining portion; provided, however,
                                                           --------  -------
that, in any such case: (A) no such Person will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Person pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

           4.7  Issuances by Micron or Other Holders. As to each registration or
                ------------------------------------
distribution referred to in Sections 4.1 and 4.2, additional shares of the Common Stock to be sold for the account of Micron or other holders may be included therein, provided that the inclusion of such securities in such registration or distribution may be conditioned or restricted if, in the opinion of the Demand/Tranche Managing Underwriters, marketing factors require a limitation of the number of shares to be underwritten. The Registration Expenses incurred by Micron, Intel and any other holders participating in such registration or distribution shall be borne by Micron, Intel and any other holders participating in such registration or distribution in proportion to the aggregate number of shares to be sold by Micron, Intel and such other holders.

           4.8  Information by Intel. Intel shall furnish to Micron such
                --------------------
information regarding Intel in the distribution of Registrable Securities proposed by Intel as Micron may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 4.

     4.9    Market Standoff Agreements.
            --------------------------

           (a) In connection with the public offering by Micron of any of its securities, Intel agrees that, upon the request the underwriters managing any underwritten offering of Micron's securities, Intel shall agree in writing (the "INTEL PUBLIC OFFERING LOCK-UP") that neither Intel (nor any Affiliate of Intel) will, directly or indirectly, offer to sell, contract to sell, make any short sale of, or otherwise sell, dispose of, loan, gift, pledge or grant any options or rights with respect to, any securities of Micron (other than those included in such registration statement, if any) now or hereafter acquired by Intel (or any Affiliate of Intel) or with respect to which Intel (or any Affiliate of Intel) has or hereafter acquires the power of disposition without the prior written consent of Micron and such underwriters for such period of time (not to exceed fourteen (14) days prior to the date such offering is expected to commence and ninety (90) days after the date of the final prospectus delivered to the underwriters for use in confirming sales in such offering) as may be requested by Micron and the underwriters, except that Intel and its Affiliates shall be permitted to enter into transactions that have the effect of maintaining or continuing pre-existing Hedging Transaction positions by continuing, renewing or replacing any such positions on substantially equivalent terms; provided, however, that in no event shall Intel (or any Affiliate of Intel) be required to enter into such an agreement more than once during any twelve (12) month period. Furthermore, if Intel is an Affiliate of Micron, Intel agrees that, at the request of Micron, Intel shall agree in writing (the "INTEL POOLING TRANSACTION LOCK-UP") that, except for transactions that have the effect of maintaining or continuing pre-existing Hedging Transactions positions which transactions Micron's independent accountants determine (which determination shall be conclusive) may be permitted without affecting the accounting of a proposed business combination as a pooling of interests, neither Intel (nor any Affiliate of Intel) shall, directly or indirectly, offer to sell, contract to sell, make any short sale of, or otherwise sell, dispose of, loan, pledge or grant any options or rights with respect to, any securities of Micron now or hereafter acquired directly by Intel (or any Affiliate of Intel) or with respect to which Intel (or any Affiliate of Intel) has or hereafter acquires the power of disposition without the prior written consent of Micron for such period of time as shall be necessary for Micron to complete any business combination transaction in the form of a pooling of interests; provided that Micron's independent accountants shall have concluded, after reasonable inquiry, that, at the relevant time with respect to such proposed pooling of interests transaction, Intel is or was an "affiliate" of Micron for purposes of the accounting rules governing pooling of interests transactions. Intel agrees that Micron may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of the Intel Public Offering Lock-Up and the Intel Pooling Transaction Lock-Up contained in this Section 4.9(a).

           (b) In connection with any proposed public offering by Intel of any Registrable Securities, Micron agrees that, upon the request of Intel or the underwriters managing any underwritten offering of Intel's securities, Micron shall agree in writing (the "MICRON PUBLIC OFFERING LOCK-UP") that neither Micron (nor any Affiliate of Micron) will, directly or indirectly, offer to sell, contract to sell, make any short sale of, or otherwise sell, dispose of, loan, gift, pledge or grant any options or rights with respect to, any securities of Micron (other than those included in such registration statement, if any, or grants of stock options or issuances of Common Stock upon the exercise of outstanding stock options under Micron's existing employee benefit plans) now or hereafter acquired by Micron (or any Affiliate of Micron) or with respect to which Micron (or any Affiliate of Micron) has or hereafter acquires the power of disposition without the prior written consent of Intel and such underwriters for such period of time (not to exceed fourteen (14) days prior to the date such offering is expected to commence and ninety (90) days) after the date of the final prospectus delivered to the underwriters for use in confirming sales in such offering) as may be requested by Intel and the underwriters; provided, however, that neither Micron (nor any Affiliate of Micron) shall bound by such Micron Public Offering Lock-Up more than once during any 180-day period.

     4.10  Termination.  The provisions of this Section 4 (other than Sections
           -----------
4.5 and 4.6) shall terminate upon the earlier to occur of: (i) the fifth anniversary date of this Agreement, (ii) such time as Intel (and any Affiliates of Intel) beneficially own in the aggregate less than 5,000,000 shares of Common Stock (including all Shares issuable upon exercise or conversion of Rights or Class A Common Stock), and (iii) in the case of Sections 4.1 through 4.4,
Section 4.7 and Section 4.8, such time as Intel may sell all securities of Micron acquired pursuant to the Securities Purchase Agreement which it which it continues to own within a ninety (90) day period under Rule 144.


                                   SECTION 5


                              BOARD REPRESENTATION

     5.1   Board of Directors.  Upon the written request of Intel, Micron shall
           ------------------
use reasonable efforts to cause one person designated by Intel and reasonably acceptable to the Chief Executive Officer of Micron to be elected to the Micron Board of Directors (either by creating a vacancy on the Board of Directors or including such Person on the slate at Micron's next annual meeting of stockholders). For purposes of this Section 6.1, reasonable bases for rejecting a proposed nominee include, among others, concerns about competence, failure to have significant and direct experience in or with the semiconductor memory business, business or personal conflicts (actual or potential), and evidence of business or personal relationships with existing or former directors or executive officers, evidencing an inability to function on a congenial basis with any existing directors. Any nominee who is an employee or officer of Intel or of any Affiliate of Intel will be an officer of Intel holding the position of corporate vice president or higher.

     5.2  Termination.  The provisions of this Section 5 shall terminate on the
          -----------
earlier of (i) the fifth anniversary of the date of this Agreement; (ii) at such time as Intel (together with all Affiliates of Intel) beneficially owns in the aggregate Transaction Related Securities of Micron representing less than five percent (5%) of the Total Voting Power of Micron or upon the closing or other completion of a Change in Control of Micron, or (iii) upon exercise of the Conversion Adjustment in accordance with Section 4.b.3 of the Certificate of Amendment or Section 7 of the Stock Rights Agreement (notwithstanding settlement of any such adjustment with cash).

                                   SECTION 6


                                 MISCELLANEOUS

     6.1   Governing Law.  This Agreement shall be governed in all respects by
           -------------
the laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state.

     6.2   Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by a party without the prior written consent of the other party; provided that, without the consent of Micron, Intel may assign this Agreement (and the rights and obligations hereunder) to any Qualified Subsidiary in connection with a transfer of Voting Securities of Micron to such Affiliate of Intel pursuant to Section 3.1(b), and without the consent of Intel, Micron may assign all or part of this Agreement (and the rights and obligations hereunder) to the successor or an assignee of all or substantially all of Micron's business; provided that, in each case, such assignee expressly assumes the relevant obligations of this Agreement (by a written instrument delivered to the other party, in form and substance reasonably acceptable to it) and, notwithstanding such assignment, the parties hereto shall each continue to be bound by all of their respective obligations hereunder. This Agreement is not intended and shall not be construed to create any rights or remedies in any parties other than Intel and Micron and no Person shall assert any rights as third party beneficiary hereunder.


     6.3   Entire Agreement; Amendment.  This Agreement contains the entire
           ---------------------------
understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersedes all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     6.4   Notices and Dates.
           -----------------

           (a) All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be delivered personally (including by courier) or given by facsimile transmission to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other pursuant to this provision) and shall be deemed given when so received:

           if to Micron, to:

               Micron, Inc.
               8000 South Federal Way
               Boise, Idaho  83716-9632
               Attention:  Roderic W. Lewis, Esq.

                            General Counsel
                Telephone:  (208) 368-4517
                Facsimile:  (208) 368-4540

           with a copy to:

                Wilson Sonsini Goodrich & Rosati
                650 Page Mill Road
                Palo Alto, California 94304
                Attention:  John A. Fore, Esq.
                Telephone:  (650) 493-9300
                Facsimile:  (650) 493-6811

          if to Intel, to:

                Intel Corporation
                2200 Mission College Blvd.
                Santa Clara, CA 95052
                Attention:  Treasury Portfolio Manager
                Facsimile:  (408) 765-1859

           with a copy to:

                Intel Corporation
                2200 Mission College Blvd.
                Santa Clara, CA 95052
                Attention:  General Counsel
                Facsimile:  (408) 765-6038

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt. Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 6.4 by giving the other party written notice of the new address in the manner set forth above.

           (b) In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

     6.5   Language Interpretation.  In the interpretation of this Agreement,
           -----------------------
unless the context otherwise requires, (a) words importing the singular shall be deemed to import the plural and vice versa, (b) words denoting gender shall include all genders, (c) references to persons shall include corporations or other entities and vice versa, and (d) references to parties, sections, schedules, paragraphs and exhibits shall mean the parties, sections, schedules, paragraphs and exhibits of and to this Agreement, unless otherwise indicated by the context.

     6.6   Table of Contents; Titles; Headings. The table of contents and
           -----------------------------------
section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. All references herein to Sections, unless otherwise identified, are to Sections of this Agreement.

     6.7   Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.

     6.8   Severability.  If any provision of this Agreement or portion thereof
           ------------
is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     6.9  Injunctive Relief.  Intel, on the one hand, and Micron, on the other,
          -----------------
acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specific performance of the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

     6.10  Dispute Resolution.  The parties agree to negotiate in good faith to
           ------------------
resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of both parties, then each party shall nominate one senior officer of the rank of Vice President or higher as its representative. These representatives shall, within thirty (30) days of a written request by either party to call such a meeting, meet in person and alone (except for one assistant for each party) and shall attempt in good faith to resolve the dispute. If the disputes cannot be resolved by such senior managers in such meeting, the parties agree that they shall, if requested in writing by either party, meet within thirty (30) days after such written notification for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either party may begin litigation proceedings. This procedure shall be a prerequisite before taking any additional action hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date aforesaid.


                     MICRON TECHNOLOGY, INC.,
                     a Delaware corporation


                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________


                     INTEL CORPORATION,
                     a Delaware corporation


                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________







        [Signature Page to Securities Rights and Restrictions Agreement]
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